EXHIBIT 99.3

FOURTH AMENDMENT AND WAIVER TO SECOND LIEN CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND WAIVER TO SECOND LIEN CREDIT AGREEMENT (this “Agreement”) is made as of June 30, 2009 and entered into by and among PROSPECT MEDICAL HOLDINGS, INC. (“Holdings”) and PROSPECT MEDICAL GROUP, INC. (“Group” and, together with Holdings, the “Borrowers” and each, individually, a “Borrower”), the Guarantors party hereto (the “Guarantors”), SP CA Finance LLC, as Administrative Agent (in such capacity, the “Second Lien Administrative Agent”), and the lenders party hereto (collectively, the “Second Lien Lenders”).

RECITALS

A.            The Borrowers, the Lenders and the Second Lien Administrative Agent have entered into that certain Second Lien Credit Agreement dated as of August 8, 2007 (as amended, restated, supplemented or otherwise modified, the “Second Lien Credit Agreement”), pursuant to which the Lenders have agreed to make the Loans (such term, together with each other capitalized term used in this Agreement but not defined in this Agreement, shall be defined in accordance with the Second Lien Credit Agreement) and other extensions of credit, all upon the terms and conditions set forth in the Second Lien Credit Agreement.

B.            The Second Lien Administrative Agent and the Lenders have notified the Borrowers that the Defaults and Events of Default set forth on Schedule A (the “Waived Second Lien Events of Default”) have occurred under the Second Lien Credit Agreement.  Notwithstanding that the Borrowers have disputed the occurrence of that certain Event of Default described in item 1 on Schedule A, the Borrowers have requested that the Required Lenders waive such Defaults and Events of Default.

C.            The Borrowers have also requested that the Lenders and the Second Lien Administrative Agent amend the Second Lien Credit Agreement in certain respects as more specifically set forth herein.

D.            Subject, in each case, to the terms and conditions set forth herein, the Second Lien Administrative Agent and the Second Lien Lenders are willing to grant the Borrowers’ requests.

E.             In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.             Waiver.  Pursuant to Section 10.01 of the Second Lien Credit Agreement and subject to the terms and conditions set forth herein, including, without limitation, the conditions to effectiveness set forth in Section 5 of this Agreement, the Second Lien Administrative Agent and the Lenders hereby waive the Waived Second Lien Events of Default.

2.             Potential Default and Waiver.  Under the terms of the “Excess Cash Flow” definition set forth in Section 1.01 of the Second Lien Credit Agreement, it is arguable that a mandatory prepayment may have been required pursuant to Section 2.05(b)(i) of the Second Lien Credit Agreement for the fiscal year ended September 30, 2007 (the “Potential 2007 ECF Prepayment”) as a result of the inability of the Borrowers to deduct the repayments/payoffs of the existing Indebtedness of the Borrowers and their Subsidiaries and Alta Hospitals System, LLC and its Subsidiaries incurred prior to the acquisition thereof in the third quarter of 2007.  Borrowers dispute that any such Potential 2007 ECF Prepayment is required.  Pursuant to Section 10.01 of the Second Lien Credit Agreement and subject to the terms and conditions set forth herein, including, without limitation, the conditions to effectiveness set forth in Section 5 of this Agreement, the Second Lien Administrative Agent and the Lenders hereby (a) waive any Default or Event of Default under Section 8.01(a)(i) that may have resulted solely as a result of the failure by the Borrowers to make any Potential 2007 ECF Prepayment and (b) postpone the requirement that any such Potential 2007 ECF Prepayment be made under Section 2.05(b)(i) of the Second Lien Credit Agreement until the Maturity Date.

3.             Amendments to the Second Lien Credit Agreement.  The Second Lien Credit Agreement is hereby amended as follows:

(a)           Amendments to Section 1.01 (Defined Terms).  Section 1.01 of the Second Lien Credit Agreement is hereby amended by:

(i)            adding the following new definitions in appropriate alphabetical order:

“Brotman” has the meaning specified in the definition of Subsidiary.

“Fourth Amendment” means that certain Fourth Amendment and Waiver to Second Lien Credit Agreement dated as of the Fourth Amendment Effective Date by and among the Borrowers, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means June 30, 2009.

“Potential 2007 ECF Payment” has the meaning specified in the Fourth Amendment.

“ProMed Entities” means ProMed Health Care Administrators, Pomona Valley Medical Group, Inc., Upland Medical Group, a Professional Medical Corporation and ProMed Health Services Company.

“Refinance Date” means the earlier of (i) the date the Obligations are refinanced and repaid in accordance with Section 6.20 and (ii) October 31, 2009.

“Waived Second Lien Events of Default” has the meaning specified in the Fourth Amendment.

(ii)           amending the first sentence of the definition of “Applicable Rate” by adding  after “received by the Administrative Agent pursuant to Section 6.02(b)” the following phrase:

, provided that during the period commencing on the Fourth Amendment Effective Date and ending on the Refinance Date, Pricing Level 3 shall apply

(iii)          amending the second sentence of the definition of “Consolidated EBITDA” by adding the parenthetical phrase “(including, without limitation,

Dispositions permitted pursuant to Section 7.05(f))” after the words “Dispositions of assets permitted under this Agreement”.

(iv)          amending and restating the last sentence set forth in the definition of “Subsidiary” in its entirety as follows:

Unless otherwise specified or the context otherwise requires, all reference herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings and shall include the PMG Loan Parties.  Notwithstanding the foregoing, Brotman Medical Center, Inc., a California corporation (“Brotman”) shall not be deemed to be a Subsidiary of Holdings (or required to become a Loan Party) for any purpose under this Agreement or any other Loan Document for so long as Brotman is not wholly-owned (directly or indirectly) by Holdings; provided, however, that Brotman shall comply with Section 6.08(a) (provided, further, that solely for purposes of determining Brotman’s compliance with Section 6.08(a) (and not for the purpose of determining compliance by any other Person with such Section), “Material Adverse Effect” as used in Section 6.08(a)(ii) shall mean (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent), condition (financial (as determined based on the consolidated financial statements of Holdings and its Subsidiaries (other than Brotman)) or otherwise) or prospects of the Borrowers and their Subsidiaries taken as a whole and (b) the additional meanings assigned to the term “Material Adverse Effect” in clauses (b) and (c) in the definition thereof).

(b)           Amendment to Section 2.02 (Borrowing; Conversions and Continuations of Loans).  Section 2.02 of the Second Lien Credit Agreement is hereby amended by inserting a new clause (f) thereto:

(f)            Notwithstanding the foregoing, during the period beginning on the Fourth Amendment Effective Date and ending on the Refinance Date, no Term Loans may be continued as, or converted to, Eurodollar Rate Loans.

(c)           Amendment to Section 2.05(a)(ii) (Prepayment Premiums).  Section 2.05(a)(ii) of the Second Lien Credit Agreement is hereby amended and restated in its entirety as follows: “Intentionally Omitted”.

(d)           Amendment to Section 2.05(b) (Mandatory Prepayments).

(i)            Section 2.05(b) of the Second Lien Credit Agreement is hereby amended by adding the parenthetical phrase “(other than Dispositions of any property permitted pursuant to Section 7.05(f))” after the words “Section 2.05(b)(ii)” in the first proviso set forth in Section 2.05(b)(ii).

(ii)           Section 2.05(b) of the Second Lien Credit Agreement is further amended by:

(A)          Renumbering clauses (iv), (v) and (vi) to (v), (vi) and (vii), respectively,

(B)           Amending the section reference “Section 2.05(b)(iv)” in the last sentence of newly renumbered Section 2.05(b)(v) to “Section 2.05(b)(v)”

(C)           Adding the following new clause (iv) thereto:

(iv)          If the First Lien Term Loan and the First Lien Revolving Loans have been paid in full and the First Lien Revolving Credit Commitments have been terminated but the Borrowers have not refinanced and repaid in full all the Obligations by October 31, 2009 in accordance with Section 6.20, then Borrowers shall prepay an aggregate principal amount of not less than $5,000,000 of the Term Loan on November 2, 2009.  Such prepayment shall be subject to a premium equal to the amount prepaid multiplied by 5%.

(e)           Amendment to Section 6.01 (Financial Statements).  Section 6.01 of the Second Lien Credit Agreement is hereby amended by adding the following new paragraph to the end of such Section:

“All consolidated financial information required to be delivered by the Borrowers pursuant to this Section 6.01 shall be provided in the following two forms: (a) consolidated information of Holdings and its Subsidiaries and (b) commencing with the fiscal quarter ending June 30, 2009, consolidated information of Holdings, its Subsidiaries and Brotman.”

(f)            Amendment to add a new Section 6.20.  The following new Section 6.20 of the Second Lien Credit Agreement is hereby added to Article VI in appropriate numerical order:

6.20.        Refinancing.  As soon as possible, but in any event no later than October 31, 2009, the Borrowers shall refinance and repay in full all of the Obligations.  Any Obligations refinanced or otherwise repaid or prepaid by Borrowers (other than a prepayment made in accordance with Section 2.05(b)) (i) after the Fourth Amendment Effective Date but prior to December 8, 2009 shall be subject to a premium equal to the amount refinanced and repaid multiplied by 5%, (ii) on or after December 8, 2009 but prior to May 15, 2010 shall be subject to a premium equal to the amount refinanced and repaid multiplied by 4.5%, (iii) on or after May 15, 2010 but prior to August 8, 2010 shall be subject to a premium equal to the amount refinanced and repaid multiplied by 3%, (iv) on or after August 8, 2010 but prior to August 8, 2011 shall be subject to a premium equal to the amount refinanced and repaid multiplied by 2% and (v) on or after August 8, 2011 but prior to August 8, 2012 shall be subject to a premium equal to the amount refinanced and repaid multiplied by 1%. No premium will be required for refinancing, repaying or prepaying the Obligations, in whole or in part, on or after August 8, 2012. For avoidance of doubt, it is acknowledged and agreed that any refinancing, repayment or prepayment referred to in this Section 6.20 shall not be deemed to be a prepayment made in accordance with Section 2.05(a).

(g)           Amendment to Section 7.03 (Investments).  Section 7.03(i) of the Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

(i)            other Investments (including, without limitation, the Investment in Brotman in effect on the Fourth Amendment Effective Date) not exceeding $3,500,000 in the aggregate in any fiscal year of Holdings.

(h)           Amendment to Section 7.05 (Dispositions).  Section 7.05 of the Second Lien Credit Agreement is hereby amended by:

(i)            adding the following new clause (f) thereto:

(f)            Dispositions by the Borrowers or any of their Subsidiaries of the Pro Med Entities for a sale price of at least $60,000,000 in the aggregate; provided, that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the Net Cash Proceeds received in connection with such Disposition shall be applied in accordance with Section 2.05(b)(ii); and

(ii)           renumbering the existing clause (f) to clause “(g)”; and

(iii)          replacing the words “Section 7.05(f)” in the proviso set forth at the end of Section 7.05 with the words “Section 7.05(g)”.

(i)            Amendment to Section 7.11(c) (Financial Covenants — Minimum Consolidated EBITDA).  Section 7.11(c) of the Second Lien Credit Agreement is hereby amended and restated in its entirety as follows:

(c)           Minimum Consolidated EBITDA.  As of any month end ending on or after May 31, 2009, permit Consolidated EBITDA for the twelve-month period ended as of such month end to be less than $31,000,000  (less any pro forma adjustments that reduced Consolidated EBITDA for such period pursuant to the second sentence of the definition of “Consolidated EBITDA” in connection with any Disposition of the Pro Med Entities permitted pursuant to Section 7.05(f) during such period).

(j)            Amendment to add new Section 7.18.  The following new Section 7.18 of the Second Lien Credit Agreement is hereby added to Article VII in appropriate numerical order:

7.18         Responsibility for Brotman.  Incur or maintain any responsibility (financial or otherwise) for any Indebtedness or other liabilities of Brotman, including, without limitation, tax liabilities, environmental liabilities or ERISA liabilities.

(k)           Amendments to Section 8.01 (Events of Default).

(i)            Section 8.01(b)(i) of the Second Lien Credit Agreement is hereby amended by (A) adding a new subsection (ii) as follows: “Borrowers fail to cause Brotman to perform or observe any covenant contained in Section 6.08(a),” (B) renumbering clauses (ii) and (iii) to (iii) and (iv), accordingly, and (C) adding “6.20,” immediately following “6.19,” in such section.

4.             Termination of Letter Agreement.  Subject to the terms and conditions set forth herein, including, without limitation, the conditions to effectiveness set forth in Section 5 of this Agreement, the Second Lien Administrative Agent and the Second Lien Lenders party hereto hereby agree and acknowledge that the certain letter agreement dated as of May 15, 2008 among the Borrowers and the Second Lien Administrative Agent (as amended from time to time) shall be terminated and of no further force and effect upon the effectiveness of this Agreement.

5.             Effectiveness; Conditions Precedent.  This Agreement shall be effective when all of the conditions set forth in this Section shall have been satisfied in form and substance satisfactory to the Second Lien Administrative Agent.

(a)           The Second Lien Administrative Agent shall have received duly executed counterparts of this Agreement from each of the Borrowers, the Guarantors, the Second Lien Administrative Agent and the Second Lien Lenders.

(b)           The Borrowers shall have paid all professional fees and expenses of the Second Lien Administrative Agent and the Second Lien Lenders in connection with this Agreement, the Loan Documents and the transactions contemplated hereby (including all fees and expenses of Latham & Watkins LLP, in its capacity as counsel to the Second Lien Administrative Agent) pursuant to wire transfer instructions to be provided by the Second Lien Administrative Agent.

(c)           The Second Lien Administrative Agent shall have received a favorable opinion(s) of counsel to the Loan Parties, addressed to the Second Lien Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents (including, without limitation, this Agreement), as the Second Lien Administrative Agent or the Second Lien Lenders may reasonably request (including, without limitation, New York law enforceability matters).

(d)           The Second Lien Administrative Agent shall have received satisfactory evidence of the waiver of any and all events of default existing as of the effective date of this Agreement under that certain ISDA Master Agreement dated as of May 16, 2007 (as amended, restated, supplemented or otherwise modified, the “Master Agreement”) by and between Bank of America, N.A. and Prospect Medical Holdings, Inc.

(e)           The Second Lien Administrative Agent and Second Lien Lenders shall have received a corresponding effective amendment and waiver to the First Lien Credit Agreement, in form and substance substantially consistent with this Agreement (with such changes as are applicable to only the First Lien Credit Agreement), and containing the consent of the First Lien Lenders and the First Lien Administrative Agent to the amendments to the Second Lien Credit Agreement set forth herein, duly executed and delivered by the First Lien Administrative Agent, the Borrowers, each Guarantor and the First Lien Lenders.

(f)            The Second Lien Administrative Agent shall have received such other instruments, documents and certificates (including, without limitation, an updated Schedule 5.13 reflecting the Borrowers’ increased ownership interest in Brotman) as the Second Lien Administrative Agent shall reasonably request in connection with the execution of this Agreement.

6.             Representations and Warranties.  Each Loan Party hereby represents and warrants to the Second Lien Administrative Agent and the Lenders that (a) each Loan Party has the legal power and authority to execute and deliver this Agreement; (b) the officers of each Loan Party executing this Agreement have been duly authorized to execute and deliver the same and bind each Loan Party with respect to the provisions hereof; (c) the execution and delivery hereof by each Loan Party and the performance and observance by each Loan Party of the provisions hereof do not violate or conflict with any organizational document of any Loan Party or any law applicable to any Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Loan Party; (d) after giving effect to the waivers set forth in this Agreement, no Default or Event of Default exists under the Second Lien Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) no Loan Party is aware of any claim or offset against, or defense or counterclaim to, any Loan Party’s obligations or liabilities under the Second Lien Credit Agreement or any other Loan Document; (f) this Agreement and each document executed by each Loan Party in connection herewith constitute valid and binding obligations of the applicable Loan Party in every respect, enforceable in accordance with their terms; (g) no Loan Party has received a notice of default of any kind from any material account debtor or any counterparty to a Material Contract and no material account debtor or counterparty to a Material Contract has asserted any right of set-off, deduction or counterclaim with respect to any account or such Material Contract, respectively and (h) all representations and warranties made by each Loan Party and contained in this Agreement, the Second Lien Credit Agreement or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date (except that the representations and warranties contained in Sections 5.05(a) and (b) of the Second Lien Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Second Lien Credit Agreement, respectively).

7.             Release.  Each Loan Party hereby waives and releases (a) each Second Lien Lender, (b) SP CA Finance LLC (in its capacity as a Lender under the Second Lien Credit Agreement and in its agent capacities), (c) Bank of America, N.A. (in its capacity as the former administrative agent) and (d) each of the directors, officers, employees, agents, attorneys, affiliates and subsidiaries of the Persons described in the foregoing clauses (a), (b) and (c) (each Person described in the foregoing clauses (a), (b), (c) and (d), a “Releasee”) from any and all claims, offsets, defenses and counterclaims, known and unknown, that any Loan Party may have as of the date of this Agreement based upon, relating to, or arising out of the Obligations or any related transactions in any way.  Each Loan Party intends the foregoing release to cover, encompass, release and extinguish, among other things, all claims and matters that might otherwise be reserved by California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

8.             Covenant Not to Sue.  Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Loan Party pursuant to Section 7 above.  If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

9.             Loan Documents Unaffected.  Except as otherwise specifically provided herein, all provisions of the Second Lien Credit Agreement and the other Loan Documents (including, without limitation, Section 5.03 of the Intercreditor Agreement) shall remain in full force and effect and be unaffected hereby.  The parties hereto acknowledge and agree that this Agreement constitutes a “Loan Document” under the terms of the Second Lien Credit Agreement.

10.           Guarantor Acknowledgement.  Each Guarantor, by signing this Agreement:

(a)           Consents and agrees to and acknowledges the terms of this Agreement, including, without limitation, the amendments to the Second Lien Credit Agreement set forth herein.

(b)           Acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

(c)           Represents and warrants to the Second Lien Administrative Agent and the Lenders that all representations and warranties made by such Guarantor and contained in this Agreement or any other Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date (except that the representations and warranties contained in Sections 5.05(a) and (b) of the Second Lien Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Second Lien Credit Agreement, respectively).

(d)           Acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Second Lien Credit Agreement or any other Loan Document to which such Guarantor is a party to consent to the terms of this Agreement and (ii) nothing in the Second Lien Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the Second Lien Credit Agreement.

11.           No Other Promises or Inducements.  There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Agreement other than those that are set forth in this Agreement.  This Agreement has been entered into by each Borrower and each Guarantor freely, voluntarily, with full knowledge, and without duress, and, in executing this Agreement, neither any Borrower nor any Guarantor is relying on any other representations, either written or oral, express or implied, made to any Borrower or any Guarantor by the Second Lien Administrative Agent.  Each Borrower and each Guarantor agrees that the consideration received by the Borrowers under this Agreement has been actual and adequate.

12.           No Course of Dealing.  Each Loan Party acknowledges and agrees that, (a) this Agreement is not intended to, nor shall it, establish any course of dealing between the Loan Parties, the Second Lien Administrative Agent and the Lenders that is inconsistent with the express terms of the Second Lien Credit Agreement or any other Loan Document, (b) notwithstanding any course of dealing between the Loan Parties, the Second Lien Administrative Agent and the Lenders prior to the date hereof, except as set forth herein, the Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Agreement and the Second Lien Credit Agreement, and (c)  neither the Second Lien Administrative Agent nor any Lender shall be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default.  Nothing herein modifies the agreements among the Second Lien Administrative Agent and the Lenders with respect to the exercise of their respective rights and remedies under the terms of the Second Lien Credit Agreement.

13.           No Waiver.  Except as expressly provided herein, each Loan Party acknowledges and agrees that (a) this Agreement shall not operate as a waiver of any right, power or remedy of the Second Lien Administrative Agent or the Lenders under the Second Lien Credit Agreement or any Loan Document, nor shall it constitute a continuing waiver at any time and (b) nothing herein shall be deemed to constitute a waiver of any Default or Event of Default and nothing herein shall in any way prejudice the rights and remedies of the Second Lien Administrative Agent or the Lenders under the Second Lien Credit Agreement, any Loan Document or applicable law.  In addition, the Second Lien Administrative Agent shall have the right to waive any condition or conditions set forth in this Agreement, the Second Lien Credit Agreement or any Loan Document, in its sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that the Second Lien Administrative Agent may have against any Loan Party.

14.           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

15.           Entire Agreement.  This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

16.           Counterparts.  This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts and by facsimile signature, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

17.           Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigned in accordance with Section 10.06 of the Second Lien Credit Agreement.

18.           Severability of Provisions; Captions; Attachments.  Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  The captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement.  Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof.

19.           JURY TRIAL WAIVER.  EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THEM, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

20.           Lender Consent to Fourth Amendment and Waiver to First Lien Credit Agreement.  Concurrently with the effectiveness of this Agreement in accordance with Section 5, the Second Lien Lenders and Second Lien Administrative Agent consent to the amendments set forth in the Fourth Amendment and Waiver to First Lien Credit Agreement dated of even date herewith, by and among Bank of America, N.A., as First Lien Administrative Agent, the Borrowers, each Guarantor and the First Lien Lenders.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date referenced in the first paragraph of this Agreement.

PROSPECT MEDICAL HOLDINGS, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Chief Executive Officer

PROSPECT MEDICAL GROUP, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Senior Vice President

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[Prospect – Fourth Amendment and Waiver to Second Lien Credit Agreement]

ALTA HOSPITALS SYSTEM, LLC, formerly known as PROSPECT HOSPITALS SYSTEM, LLC		NUESTRA FAMILIA MEDICAL GROUP, INC.

By:	/s/ Samuel S. Lee	By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee	Name:	Samuel S. Lee
Title:	Chief Executive Officer	Title:	Vice President

PROMED HEALTH CARE ADMINISTRATORS		PROSPECT ADVANTAGE NETWORK, INC.
PROMED HEALTH SERVICES COMPANY		PINNACLE HEALTH RESOURCES
PROSPECT HOSPITAL ADVISORY SERVICES, INC.

By:	/s/ Samuel S. Lee	By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee	Name:	Samuel S. Lee
Title:	Vice President	Title:	President and Chief Executive Officer

POMONA VALLEY MEDICAL GROUP, INC.		ARTHUR E. LIPPER, solely in his capacity as
UPLAND MEDICAL GROUP, A PROFESSIONAL MEDICAL CORPORATION		Pledgor

By:	/s/ Samuel S. Lee	/s/ Arthur E. Lipper, M.D.
Name:	Samuel S. Lee
Title:	Vice President

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[Prospect – Fourth Amendment and Waiver to Second Lien Credit Agreement]

ALTA LOS ANGELES HOSPITALS, INC.		PROSPECT MEDICAL SYSTEMS, INC.
ALTA HOLLYWOOD HOSPITALS, INC.

By:	/s/ Ellen J. Shin	By:	/s/ Samuel S. Lee
Name:	Ellen J. Shin	Name:	Samuel S. Lee
Title:	Secretary	Title:	Chairman of the Board

SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.
PROSPECT NWOC MEDICAL GROUP, INC.
APAC MEDICAL GROUPS, INC.
STARCARE MEDICAL GROUP, INC.
GENESIS HEALTHCARE OF SOUTHERN CALIFORNIA, INC., A MEDICAL GROUP
PROSPECT PHYSICIANS ASSOCIATES, INC.

By:	/s/ Samuel S. Lee
Name:	Samuel S. Lee
Title:	Senior Vice President

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[Prospect – Fourth Amendment and Waiver to Second Lien Credit Agreement]

SP CA Finance LLC, in its capacity as Second Lien Administrative Agent

By:	/s/ Zachary M. Zeitlin
Name:	Zachary M. Zeitlin
Title:	Authorized Signatory

[Signature Pages Continue]

[Prospect – Fourth Amendment and Waiver to Second Lien Credit Agreement]

FIELD POINT I, LTD.

By:	/s/ Zachary M. Zeitlin
Name:	Zachary M. Zeitlin
Title:	Authorized Signatory

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[Prospect – Fourth Amendment and Waiver to Second Lien Credit Agreement]

FIELD POINT II, LTD.

By:	/s/ Zachary M. Zeitlin
Name:	Zachary M. Zeitlin
Title:	Authorized Signatory

[Signature Pages Continue]

[Prospect – Fourth Amendment and Waiver to Second Lien Credit Agreement]

SPCP GROUP, LLC

By:	/s/ Zachary M. Zeitlin
Name:	Zachary M. Zeitlin
Title:	Authorized Signatory

[Signature Pages Continue]

[Prospect – Fourth Amendment and Waiver to Second Lien Credit Agreement]

Schedule A

WAIVED SECOND LIEN EVENTS OF DEFAULT

1.             Event of Default under Section 8.01(b) solely as a result of the Borrowers’ failure to timely sell certain assets as required pursuant to that certain letter agreement executed on May 15, 2008 among the Borrowers and the Second Lien Administrative Agent (as amended from time to time).

2.             Events of Default under Section 8.01(b)(i) solely as a result of the acquisition by Prospect Hospital Advisory Services, Inc., a wholly-owned Subsidiary of Holdings, of a majority ownership interest in the capital stock of Brotman Medical Center, Inc., a California corporation (“Brotman”), and the incurrence of additional Liens and Indebtedness not otherwise permitted pursuant to Sections 7.01 and 7.02 of the Second Lien Credit Agreement, respectively.

3.             Events of Default under Section 8.01(b)(i) and (iii) solely as a result of the Borrowers’ and Prospect Hospital Advisory Services, Inc.’s (“PHAS”) failure to timely comply with the requirements set forth in Section 6.12(a) of the Second Lien Credit Agreement and the requirements set forth in Sections 2.1, 4.5 (to the extent applicable) and 4.10 of the Collateral Agreement, in each case, solely with respect to the acquisition of a majority ownership interest in Brotman.

4.             Any Event of Default under Section 8.01(a)(i) that may have occurred as a result of the Borrowers’ failure to timely pay the Potential 2007 ECF Prepayment.

5.             Events of Default under the third paragraph of Section 8.01(e) solely as a result of the Events of Default described above, each of which constitute an “Event of Default” as defined in the Second Lien Credit Agreement.

[Prospect – Fourth Amendment and Waiver to Second Lien Credit Agreement]